Recurrent MLP & Infrastructure Fund

Class I	RMLPX

A Series of Two Roads Shared Trust

Supplement dated July 6, 2022
to the Prospectus dated March 1, 2022 as amended June 13, 2022

The Prospectus for the Recurrent MLP & Infrastructure Fund (the “Fund”), dated March 1, 2022, was amended as of June 13, 2022, to replace the Fund’s Performance Table in its entirety on Page 6 of Fund’s Prospectus as shown below.

Performance Table

Average Annual Total Returns

(For the year ended December 31, 2021)

Class I Shares	One Year	Since Inception(1)
Return before taxes	42.62%	1.12%
Return after taxes on Distributions	41.84%	0.65%
Return after taxes on Distributions and Sale of Fund Shares	25.73%	0.80%
Alerian MLP Index(2) (reflects no deduction for fees, expenses or taxes)	40.17%	-0.79%
(1)	The Fund’s Class I shares commenced operations on November 2, 2017.
(2)	The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

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This Supplement should be read in conjunction with the Fund’s Prospectus dated March 1, 2022, as amended June 13, 2022, and Statement of Additional Information (“SAI”), dated March 1, 2022. This Supplement, and the Prospectus and SAI , provide relevant information for shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling 1-833-RECURRENT (1-833-732-8773).